Exhibit 99.1 F e b r u a r y 2 , 2 0 2 2 CARPENTER TECHNOLOGY CORPORATION nd 2 Quarter Fiscal Year 2022 Earnings Call

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2021, Form 10-Q for the quarter ended September 30, 2021 and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) uncertainty regarding the return to service of the Boeing 737 MAX aircraft and the related supply chain disruption; (17) potential impacts of the COVID- 19 pandemic on our operations, financial results and financial position; (18) our efforts and efforts by governmental authorities to mitigate the COVID-19 pandemic, such as travel bans, shelter in place orders and business closures, and the related impact on resource allocations and manufacturing and supply chains; (19) our status as a “critical”, “essential” or “life-sustaining” business in light of COVID-19 business closure laws, orders and guidance being challenged by a governmental body or other applicable authority; (20) our ability to execute our business continuity, operational, budget and fiscal plans in light of the COVID-19 pandemic; and (21) our ability to successfully carry out restructuring and business exit activities on the expected terms and timelines. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2022 CRS Holdings Inc. All rights reserved. 2

nd 2 QUARTER FISCAL YEAR 2022 Tony Thene | President and Chief Executive Officer 3

Safety is Our Highest Value Total Case Incident Rate (TCIR) 4 3.7 3.5 3.3 3 2.5 2.2 2.1 2.0 2 1.5 1.3 1.2 1.1 1.0 1 0.6 0.5 0 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 YTD © 2022 CRS Holdings Inc. All rights reserved. 4

Second Quarter Summary • Demand across end-use markets continues to improve with backlog up 35% sequentially and 106% year-over-year Strong Demand Across • Completed long-term Aerospace and Defense contract renewals, locking in share and pricing gains Markets Resulting in Higher • Received three additional Athens qualifications Bookings and Backlog; • PEP segment finished ahead of our expectations, largely driven by recovery in the Continuing to Work with Medical end-use market Customers to Navigate • Repairs underway and on-track on Reading press; currently expect to be fully Near-Term Operational operational before end of Q3-22 Headwinds • Performance in SAO segment impacted by near-term labor shortages due to COVID-19 isolations, hiring challenges, and global supply chain disruptions • Liquidity remains healthy at $392 million © 2022 CRS Holdings Inc. All rights reserved. 5

Second Quarter End-Use Market Highlights

MARKET	Q2-22 NET SALES EX. SURCHARGE ($M)*	%	VS. Q2-21	VS. Q1-22	COMMENTS
AEROSPACE & DEFENSE	$134.0	43%	-10%	-1%	• Ongoing end-use market recovery despite near-term uncertainties • Significant increases in customer order intake and extending lead times across multiple applications • Industry focus on securing capacity and planning for periods of demand ramps • Year-over-year decline due in large part to timing of certain items that had a positive impact on Q2-21
MEDICAL	$40.4	13%	+39%	+9%	• OEMs and Distribution replenishing depleted stock levels influenced by lead times • Sequential growth driven by restocking in orthopedic sub-market • Market remains optimistic on normalcy returning mid-CY22 • Omicron variant impact on staffing levels & elective procedures varies by geography
TRANSPORTATION	$28.5	9%	+10%	-9%	• Global light-duty outlook shows renewed optimism that chip-related production shortages will ease • Heavy-duty market expects to continue strong demand through CY22 • Expecting continued strength in aftermarket and watercraft applications
ENERGY	$16.0	5%	-10%	-1%	• Oil & gas sub-market ramping production with increased confidence in demand outlook • International oil & gas sub-market continues to increase activity to meet growing demand • Continue to manage maintenance cycle in power generation sub-market
INDUSTRIAL & CONSUMER	$66.4	21%	+18%	0%	• Continue to see strong demand across Industrial sub-markets; semiconductor demand remains at historic highs • Demand outlook remains strong for electronics and sporting goods

*Excludes sales through Carpenter's Distribution businesses.

CARPENTER TECHNOLOGY
© 2022 CRS Holdings Inc. All rights reserved.
6

nd 2 QUARTER FISCAL YEAR 2022 FINANCIAL OVERVIEW AND BUSINESS UPDATE Tim Lain | Senior Vice President and Chief Financial Officer 7

Income Statement Summary Performance impacted by short-term operational challenges YEAR-OVER- SEQUENTIAL $ millions, except pounds and per-share amounts Q2-22 Q2-21 Q1-22 YEAR CHANGE CHANGE Pounds (‘000) 43,082 39,620 43,528 3,462 (446) Net Sales 396.0 348.8 387.6 47.2 8.4 Net Sales ex. Surcharge Revenue* 314.9 299.4 312.9 15.5 2.0 Gross Profit 13.1 6.0 25.2 7.1 (12.1) Selling, General and Administrative Expenses 44.6 42.2 44.3 2.4 0.3 Special Items in Operating Loss 1.7 56.7 1.6 (55.0) 0.1 Operating Loss (31.5) (89.0) (19.1) 57.5 (12.4) Operating Loss ex. Special Items* (29.8) (32.3) (17.5) 2.5 (12.3) % of Net Sales ex. Surcharge Revenue and Special Items* -9.5% -10.8% -5.6% 1.3% -3.9% Effective Tax Rate 16.0% 11.2% 41.3% 4.8% -25.3% Net Loss (29.4) (84.9) (14.8) 55.5 (14.6) Diluted Loss per Share ($0.61) ($1.76) ($0.31) $1.15 ($0.30) Adjusted Diluted Loss per Share* ($0.58) ($0.61) ($0.28) $0.03 ($0.30) © 2022 CRS Holdings Inc. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix. 8

SAO Segment Summary Q2 OPERATING RESULTS Q2-22 Q2-21 Q1-22 vs Q2-21 vs Q1-22 Pounds ('000) 43,248 38,602 43,008 4,646 240 Net Sales ($M) 330.8 300.4 331.9 30.4 (1.1) Sales ex. Surcharge ($M) 251.6 251.6 258.2 0.0 (6.6) Operating Loss ($M) (20.3) (11.6) (5.9) (8.7) (14.4) % of Net Sales -6.1% -3.9% -1.8% -2.2% -4.3% % of Sales ex. Surcharge -8.1% -4.6% -2.3% -3.5% -5.8% Q2 business results Q3-22 outlook • Sales excluding surcharge decreased 3% sequentially on relatively flat • Demand continues to improve with backlogs and activity levels volumes increasing with broader Aerospace recovery in 2H-22 • Short-term operational challenges including COVID-19 isolations at key • Expect Reading press to be back online before the end of Q3-22 work centers, hiring challenges, supply chain disruptions, and the press outage at the Reading facility • Continue to focus on maximizing throughput in key flow paths, to keep pace with growing demand • $1.5 million of COVID-19 related costs incurred in Q2-22 ($3.2 million in Q2-21, $1.3 million in Q1-22) • Q3-22 operating results expected to be in range of $0 million to operating loss of $5 million © 2022 CRS Holdings Inc. All rights reserved. 9

PEP Segment Summary Q2 OPERATING RESULTS Q2-22 Q2-21 Q1-22 vs Q2-21 vs Q1-22 Pounds* ('000) 2,776 1,534 2,372 1,242 404 Net Sales ($M) 85.7 54.8 74.6 30.9 11.1 Sales ex. Surcharge ($M) 83.8 54.1 73.6 29.7 10.2 Operating Income (Loss) ($M) 3.0 (7.2) 0.6 10.2 2.4 % of Net Sales 3.5% -13.1% 0.8% 16.6% 2.7% % of Sales ex. Surcharge 3.6% -13.3% 0.8% 16.9% 2.8% Q2 business results Q3-22 outlook • Sales excluding surcharge increased 55% year-over-year due to • Demand patterns expected to continue to increase increased demand driven by Titanium materials used in Aerospace and Medical applications • Ongoing focus on operating cost discipline while increasing staff levels to take advantage of improving demand conditions • Improving demand conditions and cost benefits of Additive reorganization drove year-over-year improvement in operating • Q3-22 operating income expected to be in range of $4 million to $5 results million * Pounds includes only Dynamet and Additive businesses © 2022 CRS Holdings Inc. All rights reserved. 10

Free Cash Flow Summary Inventory growth in 1H-22; expect reduction in 2H-22 as production rates increase with growing demand; total liquidity remains healthy Q1-22 Q2-22 6 MOS FY22 6 MOS FY21 $ millions 11 (5) 6 1 Net Income (Loss) + Non-Cash Items (67) (43) (110) 156 Inventory 9 (41) (32) 20 Working Capital / Other (58) (84) (142) 176 Total Net Working Capital / Other - - - (5) Pension Plan Contributions (47) (89) (136) 172 Net Cash (Used for) Provided from Operating Activities (14) (19) (34) (60) Purchases of Property, Plant, Equipment and Software - 2 2 2 Proceeds from Disposals of Property, Plant & Equipment and Assets Held for Sale - - - 20 Proceeds from Divestiture of Business (10) (10) (20) (20) Dividends Paid (71) (116) (188) 114 Free Cash Flow * 213 97 Cash 295 295 Available Borrowing Under Credit Facility 508 392 Total Liquidity The clerical accuracy of certain amounts may be impacted due to rounding. © 2022 CRS Holdings Inc. All rights reserved. 11 *Detailed schedule included in Non-GAAP Schedules in Appendix.

nd 2 QUARTER FISCAL YEAR 2022 CLOSING COMMENTS Tony Thene | President and Chief Executive Officer 12

Positioned For Growth With Improving Demand Across End-Use Markets • Continue to see demand increase across end-use markets with strong, long-term outlook • Several long-term contracts renewed in Aerospace and Defense end-use market demonstrating robust long-term outlook Focused on Customer • On track to complete repairs to Reading press in Q3-22; able to pull Relationships and forward planned maintenance, reducing downtime in future quarters Operational Excellence to • Implementing the Carpenter Operating Model and working to address Meet Growing Demand short-term labor challenges to increase production Across End-Use Markets • Expect inventory reduction in 2H-22 with positive impact on cash flow to maintain healthy liquidity position • Soft magnetics capabilities and additive manufacturing platform continue to provide long-term growth opportunities © 2022 CRS Holdings Inc. All rights reserved. 13

APPENDIX OF NON-GAAP SCHEDULES 14

Non-GAAP Schedules Adjusted diluted loss per share Q2-22 Q2-21 Q1-22 $ millions, except per-share amounts Diluted Loss per Share ($0.61) ($1.76) ($0.31) Net Loss (29.4) (84.9) (14.8) Special Items, net of tax: COVID-19 costs 1.4 3.0 0.9 Goodwill impairment - 52.7 - Special Items, net of tax: 1.4 55.7 0.9 Net Loss Excluding Special Items (28.0) (29.2) (13.9) Adjusted Diluted Loss per Share ($0.58) ($0.61) ($0.28) Management believes that loss per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. © 2022 CRS Holdings Inc. All rights reserved. 15

Non-GAAP Schedules Adjusted operating margin, excluding surcharge revenue and special items Q2-22 Q2-21 Q1-22 $ millions Net sales 396.0 348.8 387.6 Less: surcharge revenue 81.1 49.4 74.7 Net sales excluding surcharge revenue 314.9 299.4 312.9 Operating loss (31.5) (89.0) (19.1) Special items: COVID-19 costs 1.7 3.9 1.6 Goodwill impairment - 52.8 - Special Items 1.7 56.7 1.6 Operating Loss Excluding Special Items (29.8) (32.3) (17.5) Operating Margin -8.0% -25.5% -4.9% Adjusted Operating Margin Excluding Surcharge Revenue and Special Items -9.5% -10.8% -5.6% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. © 2022 CRS Holdings Inc. All rights reserved. 16

Non-GAAP Schedules Free cash flow Q1-22 Q2-22 6 MOS FY22 6 MOS FY21 $ millions Net Cash (Used for) Provided from Operating Activities (47.0) (89.2) (136.3) 171.6 Purchases of Property, Plant, Equipment and Software (14.4) (19.1) (33.4) (59.9) Proceeds from Disposals of Property, Plant & Equipment and Assets Held for Sale - 1.8 1.8 1.5 Proceeds from Divestiture of Business - - - 20.0 Dividends Paid (9.8) (9.8) (19.7) (19.5) Free Cash Flow (71.2) (116.3) (187.6) 113.7 Management believes that the free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. The clerical accuracy of certain amounts may be impacted due to rounding. © 2022 CRS Holdings Inc. All rights reserved. 17

Your trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please contact your nearest sales office: info@cartech.com | 610 208 2000 18 carpentertechnology.com